                                                                   Exhibit 10.34
================================================================================


                         REGISTRATION RIGHTS AGREEMENT

                         Dated as of January 29, 1999


                 PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

                        PRIMUS TELECOMMUNICATIONS, INC.

                PRIMUS TELECOMMUNICATIONS (AUSTRALIA) PTY. LTD.

                      PRIMUS TELECOMMUNICATIONS PTY. LTD.

                                      and

                             LEHMAN BROTHERS INC.

              MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

                       MORGAN STANLEY & CO. INCORPORATED

================================================================================

                               TABLE OF CONTENTS
                               -----------------


                                                                            Page
                                                                            ----


1.  Definitions ...........................................................   1

2.  Securities Subject to This Agreement...................................   3

3.  Registered Exchange Offer .............................................   3

4.  Shelf Registration ....................................................   5

5.  Liquidated Damages ....................................................   7

6.  Registration Procedures ...............................................   8

7.  Participation of Broker-Dealers in Exchange Offer .....................  17

8.  Registration Expenses .................................................  18

9.  Idemnification and Contribution .......................................  19

10. Rule 144A .............................................................  23

11. Participation in Underwritten Registrations ...........................  23

12. Selection of Underwriters .............................................  23

13. Miscellaneous .........................................................  23

          This Registration Rights Agreement (this "Agreement") is made and entered into as of January 29, 1999 between Primus Telecommunications Group, Inc., a Delaware corporation (the "Company"), Primus Telecommunications Incorporated, a Delaware corporation, Primus Telecommunications (Australia) Pty. Ltd., an Australian corporation, Primus Telecommunications Pty. Ltd., an Australian corporation, and Lehman Brothers Inc., for itself and as Representative of the other Initial Purchasers named in Schedule I to the Purchase Agreement (defined below), (collectively with the Representative, the "Initial Purchasers").

          This Agreement is entered into in connection with the Purchase Agreement, dated January 29, 1999, among the Company, the Principal Subsidiaries (as defined below) and the Initial Purchasers (the "Purchase Agreement"), which provides for the sale by the Company to the Initial Purchasers of $200,000,000 aggregate principal amount of the Company's 11-1/4% Senior Notes due 2009 (the "Notes"). Capitalized terms used but not specifically defined herein have the respective meanings ascribed thereto in the Purchase Agreement. As an inducement to the Initial Purchasers to enter into the Purchase Agreement and in satisfaction of a condition to the Initial Purchasers' obligations thereunder, the Company agrees with the Initial Purchasers, and its direct and indirect transferees, for the benefit of the holders of the Notes (including the Initial Purchasers) (collectively, the "Holders"), as follows:

           1. Definitions. As used in this Agreement, the following capitalized terms shall have the following meanings:

          Broker-Dealer:  Any broker or dealer registered under the Exchange
          -------------
Act.

          Closing Date:  The date on which the Notes were sold to the Initial
          ------------
Purchasers.

          Commission:  The Securities and Exchange Commission.
          ----------

          Damages Payment Date:  With respect to the Notes, each Interest
          --------------------
     Payment Date (as defined in the Indenture) until the earlier of (i) the date on which Liquidated Damages no longer are payable or (ii) maturity of the Notes.

          Effectiveness Target Date:  As defined in Section 5 hereof.
          -------------------------

          Exchange Act:  The Securities Exchange Act of 1934, as amended.
          ------------

          Exchange Notes:  The Notes to be issued pursuant to the Indenture in
          --------------
     the Exchange Offer.

          Exchange Offer: The registration by the Company under the Securities
          --------------
     Act of the Exchange Notes pursuant to a Registration Statement pursuant to which the Company offers the Holders of all outstanding Transfer Restricted Securities the opportunity to exchange all such outstanding Transfer Restricted Securities held by such Holders for Exchange Notes in an aggregate principal amount equal to the aggregate principal amount of the Transfer Restricted Securities tendered in such exchange offer by such Holders.

          Exchange Offer Registration Statement:  The Registration Statement
          -------------------------------------
     relating to the Exchange Offer, including the Prospectus which forms a part thereof.

          Exempt Resale:  The transactions in which the Initial Purchasers
          -------------
     propose to sell the Notes to certain "qualified institutional buyers," as such term is defined in Rule 144A under the Securities Act, and to certain non-U.S. persons in offshore transactions meeting the requirements of Rule 903 of Regulation S under the Securities Act.

          Holders:  As defined in the second paragraph of this Agreement.
          -------

          Indenture:  The Indenture, dated as of the date hereof, between the
          ---------
     Company and First Union National Bank, as trustee (the "Trustee"), pursuant to which the Notes are to be issued, as such Indenture is amended or supplemented from time to time in accordance with the terms thereof.

          Liquidated Damages:  As defined in Section 5(a) hereof.
          ------------------

          NASD:  National Association of Securities Dealers, Inc.
          ----

          Person:  An individual, partnership, corporation, limited liability
          ------
     company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          Prospectus:  The prospectus included in a Registration Statement,
          ----------
     including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement and by all other amendments and supplements thereto, including post-effective amendments, and all exhibits thereto and all material incorporated by reference into such Prospectus.

          Registration Default: As defined in Section 5 hereof.
          --------------------

          Registration Statement:  Any registration statement of the Company
          ----------------------
     relating to (a) an offering of Exchange Notes pursuant to an Exchange Offer or (b) the registration for resale of Transfer Restricted Securities pursuant to the Shelf Registration Statement, which is filed pursuant to the provisions of this Agreement, in either case, including the Prospectus included therein, all amendments and supplements thereto (including post-effective amendments) and all exhibits and material incorporated by reference therein.

          Related Transaction Documents:  The Purchase Agreement and the
          -----------------------------
     Indenture, together with all exhibits and schedules thereto.

          Securities Act:  The Securities Act of 1933, as amended.
          --------------

          Shelf Filing Deadline:  As defined in Section 4 hereof.
          ---------------------

          Shelf Registration Statement:  As defined in Section 4 hereof.
          ----------------------------

          TIA:  The Trust Indenture Act of 1939 (15 U.S.C. Section 77aaa-
          ---
     77bbbb), as amended.

          Transfer Restricted Securities:  Each Note, until the earliest to
          ------------------------------
     occur of (a) the date on which such Note has been exchanged by a person other than a Broker-Dealer for Exchange Notes in the Exchange Offer, (b) following the exchange by a Broker-Dealer in the Exchange Offer of such Note for one or more Exchange Notes, the date on which such Exchange Notes are sold to a purchaser who receives from such Broker-Dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (c) the date on which such Note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (d) the date on which such Note is eligible to be distributed to the public pursuant to Rule 144
     (k) (or any similar provision then in force) under the Securities Act.

          Underwritten Registration or Underwritten Offering:  A registration in
          -------------------------    ---------------------
     which securities of the Company are sold to an underwriter for reoffering to the public; provided, however, that the Company shall be obligated to undertake no more than two such Underwritten Registrations or Underwritten Offerings in the aggregate.

           2.  Securities Subject to This Agreement.

          (a) Transfer Restricted Securities.  The securities entitled to the
              ------------------------------
benefits of this Agreement are the Transfer Restricted Securities.

          (b) Holders of Transfer Restricted Securities.  A Person is deemed to
              -----------------------------------------
be a holder of Transfer Restricted Securities whenever such Person owns Transfer Restricted Securities.

           3.  Registered Exchange Offer.

          (a) Exchange Offer Registration Statement.  Unless the Exchange Offer
              -------------------------------------
shall not be permissible under applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been complied with), the Company shall (i) cause to be filed with the Commission as promptly as practicable after the Closing Date a Registration Statement under the

Securities Act relating to the Exchange Notes and the Exchange Offer, (ii) use its reasonable best efforts to cause such Registration Statement to become effective no later than 150 days after the Closing Date, (iii) in connection with the foregoing, (A) file all pre-effective amendments to such Registration Statement as may be necessary in order to cause such Registration Statement to become effective, (B) if applicable, file a post-effective amendment to such Registration Statement pursuant to Rule 430A under the Securities Act and (C) cause all necessary filings in connection with the registration and qualification of the Exchange Notes to be made under the "blue sky" laws of such jurisdictions as are necessary to permit consummation of the Exchange Offer,
(iv) use its reasonable best efforts to cause the Exchange Offer to be consummated on the earliest practicable date after the Exchange Offer Registration Statement has become effective, but in no event later than 180 days after the Closing Date and (v) deliver the Exchange Notes in the same aggregate principal amount as the aggregate principal amount of Transfer Restricted Securities that were validly tendered by Holders thereof pursuant to the Exchange Offer. The Exchange Offer shall be on the appropriate form permitting registration of the Exchange Notes to be offered in exchange for the Transfer Restricted Securities and to permit resales of Exchange Notes held by Broker-Dealers as contemplated by Section 3(c) below. The time periods referred to in clauses (ii) and (iv) of this Section 3(a) shall not include any period during which the Company is pursuing a Commission ruling pursuant to Section 6(a)(i) below.

          (b) Consummation of the Exchange Offer.  The Company shall use its
              ----------------------------------
reasonable best efforts to cause the Exchange Offer Registration Statement to be effective continuously and shall keep the Exchange Offer open for a period of not less than the minimum period required under applicable federal and state securities laws to consummate the Exchange Offer; provided, however, that in no event shall such period be less than 20 business days. The Company shall cause the Exchange Offer to comply in all material respects with all applicable federal and state securities laws. No securities other than the Exchange Notes shall be included in the Exchange Offer Registration Statement. The Exchange Offer shall not be subject to any conditions, other than that the Exchange Offer does not violate applicable law or any applicable interpretation of the Commission. The Company shall inform the Initial Purchasers of the names and addresses of the Holders to whom the Exchange Offer is made, and the Initial Purchasers shall have the right, subject to applicable law and at its own expense, to contact such Holders and otherwise facilitate the tender of Transfer Restricted Securities in the Exchange Offer.

          (c) "Plan of Distribution" Section of the Prospectus.  The Company
              ------------------------------------------------
shall indicate in a "Plan of Distribution" section contained in the Prospectus contained in the Exchange Offer Registration Statement that any Broker-Dealer who holds Notes that are Transfer Restricted Securities and that were acquired for its own account as a result of market-making activities or other trading activities (other than Transfer Restricted Securities acquired directly from the Company), may exchange such Notes pursuant to the Exchange Offer; provided, however, such Broker-Dealer may be deemed to be an "underwriter" within the meaning of the Securities Act and must, therefore, deliver a prospectus meeting the requirements of the Securities Act in connection with any resales of the Exchange Notes received by such Broker-Dealer in the Exchange Offer, which prospectus delivery requirement may be satisfied by the delivery by such Broker-Dealer of the Prospectus contained in the Exchange
Offer Registration Statement. Such "Plan of Distribution" section shall also contain all other information with respect to such resales by Broker-Dealers that the Commission may require in order to permit such resales pursuant thereto, but such "Plan of Distribution" shall not name any such Broker-Dealer or disclose the amount of Exchange Notes held by any such Broker-Dealer except to the extent required by the Commission.

          The Company shall use its reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 6(c) below to the extent necessary (i) to ensure that it is available for resales of Exchange Notes acquired by Broker-Dealers for their own accounts as a result of market-making activities or other trading activities, and (ii) to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time, in each case, for a period of 180 days from the date on which the Exchange Offer Registration Statement is declared effective.

          The Company shall provide sufficient copies of the latest version of such Prospectus to Broker-Dealers promptly upon their reasonable request at any time during such 180-day period in order to facilitate such resales.

           4.  Shelf Registration.

          (a) Shelf Registration. If (i) the Company is not permitted to file
              ------------------
the Exchange Offer Registration Statement or to consummate the Exchange Offer because the Exchange Offer is not permitted by applicable law or Commission policy (after the procedures set forth in Section 6(a) below have been compiled with), (ii) any Holder of Transfer Restricted Securities that is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) shall notify the Company at least 20 business days prior to the consummation of the Exchange Offer (A) that such Holder is prohibited by applicable law or Commission policy from participating in the Exchange Offer, or (B) that such Holder may not resell the Exchange Notes acquired by it in the Exchange Offer to the public without delivering a prospectus and that the Prospectus contained in the Exchange Offer Registration Statement is not appropriate or available for such resales by such Holder, or (C) that such Holder is a Broker-Dealer and holds Notes acquired directly from the Company or one of its affiliates, (iii) the Exchange Offer is not for any other reason consummated by July 28, 1999 or
(iv) the Exchange Offer has been completed and in the opinion of counsel for the Initial Purchasers a Registration Statement must be filed and a Prospectus must be delivered by the Initial Purchasers in connection with any offering or sale of Transfer Restricted Securities, then the Company shall in lieu of or, in the event of (ii), (iii) and (iv) above, in addition to effecting the registration of the Exchange Notes pursuant to the Exchange Offer Registration Statement, use its reasonable best efforts to:

          (x) cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act which may be an amendment to the Exchange Offer Registration

     Statement (in either event, the "Shelf Registration Statement"), within 60 days of the earliest to occur of (1) the date on which the Company determines that it is not required to file the Exchange Offer Registration Statement, (2) the date on which the Company receives notice from a Holder of Transfer Restricted Securities as contemplated by clause (ii) above, (3) July 28, 1999 or (4) the receipt by the Company of the opinion of counsel contemplated by clause (iv) above (the 60th day following the earliest to occur of (1) through (4) being hereinafter referred to as the "Shelf Filing Deadline"), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities for which the Holders of such Transfer Restricted Securities shall have provided the information required pursuant to Section 4(b) hereof; and

          (y) cause such Shelf Registration Statement to be declared effective by the Commission on or before the 120th day after the Shelf Filing Deadline.

The Company shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Sections 6(b) and (c) hereof to the extent necessary (i) to ensure that it is available for resales of Notes by the Holders of Transfer Restricted Securities entitled to the benefit of this Section 4(a), and (ii) to ensure that such Shelf Registration Statement conforms and continues to conform with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission, as announced from time to time, in each case, for a period ending on the second anniversary of the Closing Date.

          (b) Provision by Holders of Certain Information in Connection with the
              ------------------------------------------------------------------
Shelf Registration Statement.  No Holder of Transfer Restricted Securities may
----------------------------
include any of its Transfer Restricted Securities in any Shelf Registration Statement pursuant to this Agreement unless and until such Holder furnishes to the Company in writing, within 10 business days after receipt of a request therefor, such information as the Company may reasonably request for use in connection with any Shelf Registration Statement or Prospectus or preliminary prospectus included therein. No Holder of Transfer Restricted Securities shall be entitled to Liquidated Damages pursuant to Section 5 hereof unless and until such Holder shall have provided all such reasonably requested information within the time period prescribed in this Section 4(b). Each Holder as to which any Shelf Registration Statement is being effected agrees to notify the Company promptly if any of the information previously furnished is misleading or inaccurate in any material respect and to furnish promptly to the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not materially misleading or inaccurate.

          (c) Declaring Effective the Exchange Offer Registration Statement.  An
              -------------------------------------------------------------
Exchange Offer Registration Statement pursuant to Section 3(a) hereof or a Shelf Registration Statement pursuant to Section 4(a) hereof will not be deemed to have become effective unless it has been declared effective by the Commission; provided, however, that if, after it has been declared effective, the offering of Transfer Restricted Securities pursuant to a Shelf Registration

Statement is interfered with by any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Transfer Restricted Securities pursuant to such Registration Statement may legally resume.

          (d) Failure of the Company to Comply with its Obligations.  Without
              -----------------------------------------------------
limiting the remedies available to the Initial Purchasers and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 3(a) and Section 4(a) hereof may result in material irreparable injury to the Initial Purchasers or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Initial Purchasers or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 3(a) and Section 4(a) hereof.

           5.  Liquidated Damages.

          (a) Accrual and Amount of Liquidated Damages.  If (i) the Shelf
              ----------------------------------------
Registration Statement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, (ii) any of such Registration Statements has not been declared effective by the Commission on or prior to the date specified for such effectiveness as set forth in Section 3(a)(ii) and 4(a)(y) of this Agreement (the "Effectiveness Target Date"), (iii) the Exchange Offer has not been consummated within 180 days after the Closing Date with respect to the Exchange Offer Registration Statement or (iv) any Registration Statement required by this Agreement is filed and declared effective but shall thereafter cease to be effective or fail to be usable for its intended purpose without being succeeded within five business days by a post-effective amendment to such Registration Statement that cures such failure and that is itself declared effective within such five business day period (each such event referred to in clauses (i) through (iv), a "Registration Default"), additional cash interest ("Liquidated Damages") shall accrue to each Holder of the Notes commencing upon the occurrence of such Registration Default in an amount equal to .50% per annum of the principal amount of Notes held by such Holder. The amount of Liquidated Damages will increase by an additional .50% per annum of the principal amount of Notes with respect to each subsequent 90-day period (or portion thereof) until all Registration Defaults have been cured, up to a maximum rate of Liquidated Damages of 1.50% per annum of the principal amount of Notes. All accrued Liquidated Damages shall be paid to Holders by the Company in the same manner as interest is paid pursuant to the Indenture. Immediately upon the cure of all Registration Defaults relating to any particular Transfer Restricted Securities, the accrual of Liquidated Damages with respect to such Transfer Restricted Securities will cease.

          All obligations of the Company set forth in the preceding paragraph that have accrued and are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.

          (b) Notification of the Trustee.  The Company shall notify the Trustee
              ---------------------------
promptly after each and every date on which an event occurs in respect of which Liquidated Damages are required to be paid (an "Event Date"). Liquidated Damages shall be paid by depositing Liquidated Damages with the Trustee, in trust, for the benefit of the Holders of the Notes, on or before the applicable Interest Payment Date (whether or not any payment other than Liquidated Damages is payable on such Notes), in immediately available funds in sums sufficient to pay the Liquidated Damages then due to such Holders. Each obligation to pay Liquidated Damages shall be deemed to accrue from the applicable date of the occurrence of the Registration Default.

           6.  Registration Procedures.

          (a) Exchange Offer Registration Statement.  In connection with the
              -------------------------------------
Exchange Offer, the Company shall comply with all of the provisions of Section 6(c) below and shall use its reasonable best efforts to effect such exchange to permit the sale of Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof. In addition, the Company (with respect to (i) and (iii) of this Section 6(a)) and each Holder of Transfer Restricted Securities (with respect to (ii) of this Section 6(a)) shall comply with the following provisions:

          (i) If in the reasonable opinion of counsel to the Company there is a question as to whether the Exchange Offer is permitted by applicable law, the Company hereby agrees to seek a no-action letter or other favorable decision from the Commission allowing the Company to consummate an Exchange Offer for such Notes. The Company hereby agrees to pursue the issuance of such a decision to the Commission staff level but shall not be required to take commercially unreasonable action to effect a change of Commission policy. The Company hereby agrees, however, to (A) participate in telephonic conferences with the staff of the Commission, (B) deliver to the Commission staff an analysis prepared by counsel to the Company setting forth the legal bases, if any, upon which such counsel has concluded that such an Exchange Offer should be permitted and (C) use reasonable best efforts pursue a resolution (which need not be favorable) by the Commission staff of such submission.

          (ii) As a condition to its participation in the Exchange Offer pursuant to the terms of this Agreement, each Holder of Transfer Restricted Securities shall (x) furnish, upon the request of the Company, prior to the consummation thereof, a written representation to the Company (which may be contained in the letter of transmittal contemplated by the Exchange Offer Registration Statement) to the effect that (A) it is not an affiliate of the Company, (B) it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be issued in the Exchange Offer and
     (C) it is acquiring the Exchange Notes in its ordinary course of business and (y) otherwise cooperate in the Company's preparations for the Exchange Offer. Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Exchange Offer to participate in a distribution of the securities to be acquired in the Exchange Offer (1) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission enunciated in Morgan Stanley and Co., Inc. (available June 5, 1991) and Exxon Capital
     ---------------------------                               -------------
     Holdings Corporation (available May 13, 1988), as interpreted in the
     --------------------
     Commission's letter to Shearman & Sterling dated July 2, 1993, and similar no-action letters (including Brown & Wood LLP (available February 7, 1997),
                                  ----------------
     and any no-action letter obtained pursuant to clause (i) above), and (2) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction and that such a secondary resale transaction should be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K if the resales are of Exchange Notes obtained by such Holder in exchange for Notes acquired by such Holder directly from the Company.

          (iii) Prior to the effectiveness of the Exchange Offer Registration Statement, to the extent required by the Commission, the Company shall provide a supplemental letter to the Commission (A) stating that the Company is registering the Exchange Offer in reliance on the position of the Commission enunciated in Exxon Capital Holdings Corporation (available
                                  ----------------------------------
     May 13, 1988), Morgan Stanley and Co., Inc. (available June 5, 1991), Brown
                    ----------------------------                           -----
     & Wood LLP (available February 7, 1997) and, if applicable, any no-action
     ----------
     letter obtained pursuant to clause (i) above and (B) including a representation that the Company has not entered into any arrangement or understanding with any Person to distribute the Exchange Notes to be received in the Exchange Offer and that to the best of the Company's information and belief, each Holder (other than an Initial Purchaser) participating in the Exchange Offer is acquiring the Exchange Notes in its ordinary course of business and has no arrangement or understanding with any Person to participate in the distribution of the Exchange Notes received in the Exchange Offer.

          (b) Shelf Registration Statement.  In connection with the Shelf
              ----------------------------
Registration Statement, the Company shall comply with all the provisions of
Section 6(c) below and shall use its reasonable best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto the Company shall as expeditiously as possible prepare and file with the Commission a Registration Statement relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Transfer Restricted Securities in accordance with the intended method or methods of distribution thereof.

          (c) General Provisions.  In connection with any Registration Statement
              ------------------
and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities (including, without limitation, any Registration Statement and the related Prospectus required to permit resales of Notes by Broker-Dealers), the Company shall:

          (i) use its reasonable best efforts to (x) keep such Registration Statement continuously effective and (y) provide all requisite financial statements for the period specified in Section 3 or 4 of this Agreement, as applicable; upon the occurrence of any event that would cause any such Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not to be effective and usable for resale of Transfer Restricted Securities during the period required by this Agreement, the Company shall file promptly an appropriate amendment to such Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and such Registration Statement and the related Prospectus to become usable for their intended purpose(s) as soon as practicable thereafter;

          (ii) prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective for the applicable period set forth in Section 3 or 4 hereof, as applicable, or such shorter period as will terminate when all Transfer Restricted Securities covered by such Registration Statement have been sold; cause the Prospectus to be supplemented by any required Prospectus supplement and as so supplemented to be filed pursuant to Rule 424 under the Securities Act and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in such Registration Statement or supplement to the Prospectus;

          (iii) in the case of a Shelf Registration Statement, advise the underwriter(s), if any, and selling Holders promptly and, if requested by any underwriter(s) or selling Holders to confirm such advice in writing,
     (A) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to any Registration Statement or any post-effective amendment thereto, when the same has become effective, (B) of any request by the Commission or any state securities authority for amendments to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, (D) if, between the effective date of a Registration Statement and the closing of any sale of Transfer Restricted Securities covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Transfer Restricted Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose, (E) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading and (F) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Company shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest possible time and shall provide prompt notice to each of the selling or exchanging Holders of the withdrawal of any such order;

          (iv) in the case of a Shelf Registration Statement, furnish to each of the selling or exchanging Holders and each of the underwriter(s), if any, before filing with the Commission, copies of any Registration Statement or any Prospectus included therein or any amendments or supplements to any such Registration Statement or Prospectus (including all documents incorporated by reference after the initial filing of such Registration Statement), which documents will be subject to the review of such Holders and underwriter(s), if any, for a period of two business days, and the Company will not file any such Registration Statement or Prospectus or any amendment or supplement to any such Registration Statement or Prospectus (including all such documents incorporated by reference) to which selling Holders of a majority in aggregate principal amount of Transfer Restricted Securities covered by such Registration Statement or the underwriter(s), if any, shall reasonably object within two business days after the receipt thereof. A selling Holder or underwriter, if any, shall be deemed to have reasonably objected to such filing if such Registration Statement, amendment, Prospectus or supplement, as applicable, as proposed to be filed, contains a material misstatement or omission;

          (v) in the case of a Shelf Registration Statement, promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Prospectus, provide copies of such document to the selling Holders and to the underwriter(s), if any, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such selling Holders or underwriter(s), if any, reasonably may request;

          (vi) in the case of a Shelf Registration Statement, subject to execution of a confidentiality agreement reasonably acceptable to the Company, make available at reasonable times for inspection by a representative of the selling Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by such selling Holders or any of the underwriter(s), all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, managers and employees to supply all information reasonably requested by any such Holder, underwriter, attorney or accountant in connection with such Registration Statement subsequent to the filing thereof and prior to its effectiveness;

          (vii) in the case of a Shelf Registration Statement, if requested by any selling Holders or the underwriter(s), if any, promptly incorporate in any Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such selling Holders and underwriter(s), if any, may reasonably request to have included therein, including, without limitation, information relating to the "Plan of Distribution" of the Transfer Restricted Securities, information with respect to the principal amount of Transfer Restricted Securities being sold to such underwriter(s), the purchase price being paid therefor and any other terms of the offering of the Transfer Restricted Securities to be sold in such offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

          (viii) in the case of a Shelf Registration Statement, furnish to each selling Holder and each of the underwriter(s), if any, without charge, at least one conformed copy of the Registration Statement, as first filed with the Commission, and of each amendment thereto, including all documents incorporated by reference therein and all exhibits (including exhibits incorporated therein by reference);

          (ix) in the case of a Shelf Registration Statement, deliver to each selling Holder and each of the underwriter(s), if any, without charge, as many conformed copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; the Company hereby consents to the use of the Prospectus and any amendment or supplement thereto by each of the selling Holders and each of the underwriter(s), if any, in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto;

          (x) in the case of a Shelf Registration Statement, enter into such agreements (including an underwriting agreement), and make such representations and warranties, and take all such other actions in connection therewith in order to expedite or facilitate the disposition of the Transfer Restricted Securities pursuant to any Registration Statement contemplated by this Agreement, all to such extent as may be reasonably requested by any Holder of Transfer Restricted Securities or underwriter in connection with any sale or resale pursuant to any Registration Statement contemplated by this Agreement; and in connection with an Underwritten Registration, the Company shall:

               (A) upon request, furnish to each selling Holder and each underwriter, if any, in such substance and scope as they may request and as are customarily made by issuers to underwriters in primary underwritten offerings, upon the date of the effectiveness of the Shelf Registration
     Statement:

               (1) a certificate, dated the date of the effectiveness of the Shelf Registration Statement, signed by (y) the Chairman of the Board, its President or a Vice President and (z) the Chief Financial Officer of the Company, confirming, as of the date thereof, such customary matters as such parties may reasonably request;

               (2) an opinion, dated the date of the effectiveness of the Shelf Registration Statement, of counsel for the Company, covering such customary matters as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Initial Purchasers' representatives and the Initial Purchasers' counsel in connection with the preparation of such Registration Statement and the related Prospectus and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing, no facts came to such counsel's attention that caused such counsel to believe that the applicable Registration Statement, at the time such Registration Statement or any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus included in such Registration Statement as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Without limiting the foregoing, such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other statistical and financial data included in any Registration Statement contemplated by this Agreement or the related Prospectus; and

               (3) a customary comfort letter, dated the date of the effectiveness of the Shelf Registration Statement from the Company's independent accountants and from the independent accountants of other Persons whose financial statements are included in the Shelf Registration Statement, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with primary underwritten offerings.

               (B) set forth in full or incorporate by reference in the underwriting agreement, if any, the indemnification provisions and procedures of Section 9 hereof with respect to all parties to be indemnified pursuant to said Section; and

               (C) deliver such other documents and certificates as may be reasonably requested by such parties to evidence compliance with clause (A) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company pursuant to this clause (x), if any.

If at any time the representations and warranties of the Company contemplated in clause (A)(1) above cease to be true and correct, the Company shall so advise the Initial Purchasers and the underwriter(s), if any, and each selling Holder promptly and, if requested by such Persons, shall confirm such advice in writing delivered to such Persons;

          (xi) in the case of a Shelf Registration Statement, prior to any public offering of Transfer Restricted Securities, cooperate with the selling Holders, the underwriter(s), if any, and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the selling Holders or underwriter(s), if any, may reasonably request and do any and all other acts or things as may be reasonably necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to register or qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement in any jurisdiction where it is not now so subject;

          (xii) in the case of an Exchange Offer Registration Statement, shall issue, upon the request of any Holder of Notes covered by the Exchange Offer Registration Statement, Exchange Notes in the same amount as the Notes surrendered to the Company by such Holder in exchange therefor or being sold by such Holder; such Exchange Notes to be registered in the name of such Holder or in the name of the purchaser(s) of such Exchange Notes, as the case may be; in return, the Notes held by such Holder shall be surrendered to the Company for cancellation;

          (xiii) in the case of a Shelf Registration Statement, cooperate with the selling Holders and the underwriter(s), if any, to facilitate the timely preparation and delivery of certificates representing Transfer Restricted Securities to be sold and not bearing any restrictive legends; and enable such Transfer Restricted Securities to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders or the underwriter(s), if any, may reasonably request at least two business days prior to any sale of Transfer Restricted Securities made by such underwriter(s);

          (xiv) use its reasonable best efforts to cause the Transfer Restricted Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriter(s), if any, to consummate the disposition of such Transfer Restricted Securities, subject to the proviso contained in clause (xi) above;

          (xv) if any fact or event contemplated by clause (c)(iii)(E) above shall exist or have occurred, prepare and file with the Commission a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (xvi) provide CUSIP numbers for all Transfer Restricted Securities not later than the effective date of the Registration Statement and provide certificates for the Transfer Restricted Securities;

          (xvii) cooperate and assist in any filings required to be made with the NASD and in the performance of any due diligence investigation by any underwriter (including any "qualified independent underwriter") that is required to be retained in accordance with the rules and regulations of the NASD, and use its reasonable best efforts to cause such Registration Statement to become effective and approved by such governmental agencies or authorities as may be necessary to enable the Holders selling Transfer Restricted Securities to consummate the disposition of such Transfer Restricted Securities; provided, however, that the Company shall not be required to register or qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement in any jurisdiction where it is not now so subject;

          (xviii) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to the Holders, as soon as practicable, a consolidated earnings statement meeting the requirements of Rule 158 (which need not be audited) for the twelve-month period (A) commencing at the end of any fiscal quarter in which Transfer Restricted Securities are sold to underwriters in a firm or reasonable best efforts Underwritten Offering or (B) if not sold to underwriters in such an offering, beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement;

          (xix) cause the Indenture to be qualified under the TIA not later than the effective date of the first Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the Holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use its reasonable best efforts to cause the Trustee to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner; and

          (xx) provide promptly to each Holder upon reasonable request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act.

          Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 6(c)(iii)(E) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the applicable Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 6(c)(xv) hereof, or until such Holder is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus. If so directed by the Company, each Holder will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice.

           7.  Participation of Broker-Dealers in Exchange Offer.

          (a) Participating Broker-Dealer May Be Deemed an "Underwriter".  The
              ----------------------------------------------------------
Commission has taken the position that any Broker-Dealer that receives Exchange Notes for its own account in the Exchange Offer in exchange for Notes that were acquired by such Broker-Dealer as a result of market-making or other trading activities (a "Participating Broker-Dealer") may be deemed to be an "underwriter" within the meaning of the Securities Act and must deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such Exchange Notes.

          The Company understands that it is the Commission's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a "Plan of Distribution" containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the Securities Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the Securities Act.

          (b) Provisions Regarding Shelf Registration Statement to Apply to
              -------------------------------------------------------------
Exchange Offer Registration. In light of the above, notwithstanding the other
---------------------------
provisions of this Agreement, the Company agrees that the provisions of this Agreement as they relate to a Shelf Registration Statement shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto, as may be reasonably requested by the Initial Purchasers or by one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Notes by Participating Broker-Dealers consistent with the positions of the Commission recited in Section 7(a) above; provided, however, that:

          (i) the Company shall not be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 6(c)(xv), for a period exceeding 180 days after the last date of acceptance for exchange (as such period may be extended pursuant to the last paragraph of Section 6 of this Agreement) and Participating Broker-Dealers shall not be authorized by the Company to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 7; and

          (ii) the application of the Shelf Registration Statement procedures set forth in Section 4 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Commission or the Securities Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Company by the Initial Purchasers or with the reasonable request in writing to the Company by one or more broker-dealers who certify to the Initial Purchasers and the Company in writing that they anticipate that they will be Participating Broker-Dealers;

provided further that, in connection with such application of the Shelf Registration Statement procedures set forth in Section 4 to an Exchange Offer Registration, the Company shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be the Representative unless it elects not to act as such representative, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel selected by the Representative and reasonably acceptable to the Company (unless such counsel elects not to so act), and (z) to cause to be delivered only one, if any, "cold comfort" letter with respect to the Prospectus in the form existing on the last date of acceptance for exchange and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

          (c) Liability of the Initial Purchasers. The Initial Purchasers shall
              -----------------------------------
     have no liability to the Company or any Holder with respect to any request that they may make pursuant to Section 7(b) above.

           8.  Registration Expenses.

          (a) All expenses incident to the Company's performance of or compliance with this Agreement will be borne by the Company, regardless of whether a Registration Statement becomes effective, including without limitation: (i) all registration and filing fees and expenses (including filings made by any Initial Purchaser or Holder with the NASD (and, if applicable, the reasonable fees and expenses of any "qualified independent underwriter") and its counsel that may be required by the rules and regulations of the NASD); (ii) all fees and expenses of compliance with federal securities and state Blue Sky or securities laws; (iii) all expenses of printing (including printing certificates for the Exchange Notes to be issued in the Exchange Offer and printing of Prospectuses), and associated messenger and delivery services and telecommunications usage; (iv) all fees and disbursements of counsel for the Company and, subject to Section 8(b) below, the Holders of Transfer Restricted Securities; (v) all application and filing fees in connection with listing Notes on a national securities exchange or automated quotation system; and (vi) all fees and disbursements of independent certified public accountants of the Company and other Persons whose financial statements are included in a Registration Statement (including the expenses of any special audit and comfort letters required by or incident to such performance).

          The Company will, in any event, bear its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Company.

          (b) In connection with any Registration Statement required by this Agreement (including, without limitation, the Exchange Offer Registration Statement and the Shelf Registration Statement), the Company will reimburse the Initial Purchasers and the Holders of Transfer Restricted Securities being tendered in the Exchange Offer and/or resold pursuant to the "Plan of Distribution" contained in the Exchange Offer Registration Statement or registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel, who shall be counsel selected by the Representative and reasonably acceptable to the Company (unless such counsel elects not to so act). The Company shall not be required to pay any underwriting discount, commission or similar fee related to the sale of any securities.

           9.  Indemnification and Contribution.

          (a) The Company to Indemnify Holders. In connection with a Shelf
              --------------------------------
Registration Statement or in connection with any delivery of a Prospectus contained in an Exchange Offer Registration Statement by any Participating Broker-Dealer or Initial Purchaser, as applicable, who seeks to sell Exchange Notes, the Company and Primus Telecommunications, Inc., a Delaware corporation, and Primus Telecommunications (Australia) Pty. Ltd., a company organized under the laws of Australia, and Primus Telecommunications Pty. Ltd., a company organized under the laws of Australia (together, the "Principal Subsidiaries"), jointly and severally, shall indemnify and hold harmless each Holder of Transfer Restricted Securities included within any such Shelf Registration Statement and each Participating Broker-Dealer or Initial Purchaser selling Exchange Notes (each, a "Participant"), such Participant's officers, employees and directors and each person, if any, who controls any Participant within the meaning of
Section 15 of the Securities Act from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes), to which such Participant, officer, employee, director or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any preliminary Prospectus, Registration Statement or Prospectus or in any amendment or supplement thereto or (B) any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Exchange Notes under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), (ii) the omission or alleged omission to state in any (x) preliminary Prospectus or Prospectus or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and (y) Registration Statement or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by any Participant in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered in (i) or (ii) above (provided that the Company and the Principal Subsidiaries shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such Participant through its gross negligence or wilful misconduct), and shall reimburse each Participant and each such officer, employee, director or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Participant, officer, employee, director or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Principal Subsidiaries shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary Prospectus, Prospectus or Registration Statement, in any amendment or supplement thereto, or in any Blue Sky Application, in reliance upon and in conformity with written information concerning such Participant furnished to the Company by or on behalf of any Participant specifically for inclusion therein; provided further that as to any preliminary Prospectus, this indemnity agreement shall not inure to the benefit of any Participant or any officer, employee, director or controlling person of that Participant on account of any loss, claim, damage, liability or action arising from the sale of the Exchange Notes or any Notes sold pursuant to a Shelf Registration Statement to any person by such Participant if (i) that Participant failed to send or give a copy of the Prospectus, as the same may be amended or supplemented, to that person within the time required by the Securities Act and (ii) the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary Prospectus was corrected in the Prospectus or a supplement or amendment thereto, as the case may be, unless in each case, such failure resulted from noncompliance by the Company with Section 6(c). The foregoing indemnity agreement is in addition to any liability which the Company and the Principal Subsidiaries may otherwise have to any Participant or to any officer, employee, director or controlling person of that Participant. In connection with any Underwritten Offering permitted by Section 6(c) hereof, the Company and the Principal Subsidiaries will also indemnify the underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers, employees and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange
Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

          (b) Participants to Indemnify the Company and its Directors, Officers
              -----------------------------------------------------------------
and Controlling Persons.  Each Participant, severally and not jointly, shall
-----------------------
indemnify and hold harmless the Company, its directors, employees and officers, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, employee, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) any preliminary Prospectus, Registration Statement or Prospectus or in any amendment or supplement thereto or (B) any Blue Sky Application or (ii) the omission or alleged omission to state in any (x) preliminary Prospectus or Prospectus or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading, and (y) Registration Statement or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading but in the case of clauses (i) and (ii) only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information concerning such Participant furnished to the

Company by or on behalf of that Participant specifically for inclusion therein, and shall reimburse the Company and any such director, employee, officer or controlling person for any legal or other expenses reasonably incurred by the Company and the Principal Subsidiaries or any such director, employee, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Participant may otherwise have to the Company or any such director, employee, officer or controlling person.

          (c) Notification of Indemnifying Party; Counsel; Settlement. Promptly
              -------------------------------------------------------
after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this
Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 9 except to the extent the indemnifying party has been materially prejudiced by such failure and provided further that the failure to notify the indemnifying party shall not affect any liability which it may have to an indemnified party otherwise than under this Section 9. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and its respective directors, employees, officers and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the indemnified party against the indemnifying party under this Section 9 if such indemnified party shall have been advised in writing that the representation of such indemnified party and those directors, employees, officers and controlling persons by the same counsel would be inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, and in that event the fees and expenses of such separate counsel shall be paid by the indemnifying party. It is understood that the indemnifying party shall not be liable for the fees and expenses of more than one separate firm (in addition to local counsel in each jurisdiction) for all indemnified parties in connection with any proceeding or related proceedings. Each indemnified party, as a condition of the indemnity agreements contained in Sections 9(a) and 9(b), shall use its reasonable best efforts to cooperate with the indemnifying party in the defense of any such action or claim. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment in accordance with this Section 9.

          (d) Indemnification Unavailable.  If the indemnification provided for
              ---------------------------
in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a) or 9(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as is appropriate to reflect the relative fault of the Company and the Principal Subsidiaries, on the one hand, and the Participants, on the other hand, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company and the Principal Subsidiaries, on the one hand, or the Participants, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. Each of the Company and the Principal Subsidiaries and the Participants agrees that it would not be just and equitable if contributions pursuant to this
Section 9(d) were to be determined by pro rata allocation (even if either the Participants or the Company and the Principal Subsidiaries, as the case may be, were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9(d), no Participant shall be required to indemnify or contribute any amount in excess of the amount by which proceeds received by the Participants from an offering of the Notes exceeds the amount of any damages which such Participant has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity. The Participants' obligations to contribute as provided in this Section 9(d) are several and not joint.

          (e) The indemnity and contribution provisions contained in this
Section 9 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of any Initial Purchaser, any Holder or any person controlling any Initial Purchaser or any Holder, or by or on behalf of the Company, its officers or directors or any person controlling the Company, (iii) acceptance of any of the Exchange Notes and (iv) any sale of Transfer Restricted Securities pursuant to a Shelf Registration Statement.

           10. Rule 144A.

          The Company hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A.

           11. Participation in Underwritten Registrations.

          No Holder may participate in any Underwritten Registration hereunder unless such Holder (a) agrees to sell such Holder's Transfer Restricted Securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, lockup letters and other documents reasonably required under the terms of such underwriting arrangements.

           12. Selection of Underwriters.

          The Holders of Transfer Restricted Securities covered by the Shelf Registration Statement who desire to do so may sell such Transfer Restricted Securities in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities included in such offering; provided that such investment bankers and managers must be reasonably satisfactory to the Company.

           13. Miscellaneous.

          (a) Remedies. The Company agrees that monetary damages (including
              --------
Liquidated Damages) would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

          (b) No Inconsistent Agreements.  The Company will not on or after the
              --------------------------
date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under the provisions of any agreement in effect on the date hereof.

          (c) Adjustments Affecting the Notes.  The Company will not take any
              -------------------------------
action, or permit any change to occur, with respect to Notes that would materially and adversely affect the ability of the Holders to consummate any Exchange Offer unless such action or change is required by applicable law.

          (d) Amendments and Waivers.  The provisions of this Agreement,
              ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the outstanding principal amount of Transfer Restricted Securities; provided, however, that no amendment, modification, supplement, waiver or consent to or departure from the provisions of Section 9 hereof shall be effective as against any Holder of Transfer Restricted Securities unless consented to in writing by such Holder. Notwithstanding the foregoing, a waiver or consent to departure from the provisions hereof that relates exclusively to the rights of Holders whose securities are being tendered pursuant to the Exchange Offer and that does not affect directly or indirectly the rights of other Holders whose securities are not being tendered pursuant to such Exchange Offer may be given by the Holders of a majority of the outstanding principal amount of Transfer Restricted Securities being tendered or registered.

          (e) Notices.  All notices and other communications provided for or
              -------
permitted hereunder shall be made in writing by hand delivery, first-class mail (registered or certified, return receipt requested), telecopier, or air courier guaranteeing overnight delivery:

          (i) if to a Holder, at the address of such Holder maintained by the Registrar under the Indenture; and

          (ii) if to the Company or any of the
               Principal Subsidiaries:

               1700 Old Meadow Road
               McLean, VA 22102
               Attention: Robert Stankey, Esq.
               Facsimile: (703) 902-2814

               With a copy to:

               Pepper Hamilton LLP
               3000 Two Logan Square
               Eighteenth and Arch Streets
               Philadelphia, PA 19103-2799
               Attention: James Epstein, Esq.
               Facsimile: (215) 981-4750

          (ii) if to the Initial Purchasers:

               c/o Lehman Brothers Inc.
               Three World Financial Center
               New York, New York 10285
               Attention: Syndicate Department
               Facsimile: (212) 528-6395.


          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged, if telecopied; and on the next business day, if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands or other communications shall be concurrently delivered by the Person giving the same to the Trustee at the address specified in the Indenture.

          (f) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation, and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Purchase Agreement; provided further that this Agreement shall not inure to the benefit of or be binding upon a successor, transferee or assign of a Holder unless and to the extent such successor, transferee or assign acquired Transfer Restricted Securities from such Holder. If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Initial Purchasers (in their capacity as Initial Purchasers) shall have no liability or obligation to the Company with respect to any failure by a

Holder to comply with, or breach by any Holder of, any of the obligations of such Holder under this Agreement.

          (g) Purchases and Sales of Notes.  The Company shall not, and shall
              ----------------------------
use its reasonable best efforts to cause its affiliates (as defined in Rule 405 under the Securities Act) not to, purchase and then resell or otherwise transfer any Notes.

          (h) Third Party Beneficiary.  The Holders shall be third party
              -----------------------
beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Initial Purchasers, on the other hand, and such Initial Purchasers shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

          (i) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (j) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (k) GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED
              -------------
IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          (l) Consent to Jurisdiction.  Each party irrevocably agrees that any
              -----------------------
legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby ("Related Proceedings") may be instituted in the federal courts of the United States of America located in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the "Specified Courts"), and irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a "Related Judgment"), as to which such Jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. The parties further agree that service of any process, summons, notice or document by mail to such party's address set forth above shall be effective service of process for any lawsuit, action or other proceeding brought in any such court. The parties hereby irrevocably and unconditionally waive any objection to the laying of venue of any lawsuit, action or other proceeding in the Specified Courts, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such lawsuit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each of Primus Telecommunications (Australia) Pty. Ltd. and Primus Telecommunications Pty. Ltd. hereby irrevocably appoints CT Corporation System, which currently maintains a New York City office at 1633 Broadway, New York, New York 10019, United States of America, as its agent to receive service of process or other legal summons for purposes of any such action or proceeding that may be instituted in any state or federal court in the City and State of New York.

          (m) Waiver of Immunity.  With respect to any Related Proceeding, each
              ------------------
party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

          (n) Severability.  In the event that any one or more of the provisions
              ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (o) Entire Agreement.  This Agreement, together with each of the
              ----------------
Related Transaction Documents, is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Transfer Restricted Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (p) Required Consents.  Whenever the consent or approval of Holders of
              -----------------
a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Company or its affiliates (as such term is defined in Rule 405 under the Securities Act) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

          IN WITNESS WHEREOF, the parties shave executed this Agreement as of the date first written above.

                                    PRIMUS TELECOMMUNICATIONS
                                      GROUP, INCORPORATED


                                    By:______________________________
                                         Name: K. Paul Singh
                                         Title: President and Chief Executive
                                            Officer


                                    PRIMUS TELECOMMUNICATIONS, INC.


                                    By:______________________________
                                         Name: K. Paul Singh
                                         Title: President and Chief Executive
                                                Officer


                                    PRIMUS TELECOMMUNICATIONS
                                      (AUSTRALIA) PTY. LTD.


                                    By:______________________________
                                         Name: K. Paul Singh
                                         Title: President and Chief Executive
                                                Officer


                                    PRIMUS TELECOMMUNICATIONS
                                     PTY. LTD.


                                    By:______________________________
                                         Name: K. Paul Singh
                                         Title: President and Chief Executive
                                                Officer

Accepted, January 29, 1999

LEHMAN BROTHERS INC.

Acting severally on behalf of itself
and the other Initial Purchasers named
in Schedule I to the Purchase Agreement.


By:______________________________
Name:
Title: